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                               USA EDUCATION, INC.

                   $3,000,000,000 MEDIUM-TERM NOTES, SERIES A

                             DISTRIBUTION AGREEMENT

                                OCTOBER   , 2001

      USA Education, Inc., a Delaware corporation (the "Company"), proposes to issue and sell, from time to time, its medium-term debt securities (the "Notes") in an aggregate amount up to U.S. $3,000,000,000, and agrees with each person serving as an agent under this Agreement (individually, an "Agent", and collectively, the "Agents") all as set forth herein. Subject to the terms and conditions stated herein and the reservation by the Company of the right to sell the Notes directly on its own behalf, the Company hereby (i) appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase Notes from the Company pursuant to Section 2(a) hereof and (ii) agrees that whenever it determines to sell Notes directly to any Agent as principal, it will enter into a separate agreement (each a "Terms Agreement"), substantially in the form of Annex I hereto, relating to such sale in accordance with Section 2(b) hereof (unless the Company and such Agent shall otherwise agree). This Distribution Agreement shall not be construed to create either an obligation on the part of the Company to sell any Notes or an obligation of any of the Agents to purchase Notes as principal.

      The Notes will be issued under an indenture, dated as of October 1, 2000, as amended or supplemented from time to time (the "Indenture"), between the Company and The Chase Manhattan Bank, as Trustee (the "Trustee"). The Notes shall have the currency, denomination, maturities, interest rates, if any, redemption provisions and other terms set forth in the Prospectus referred to below, as it may be amended or supplemented from time to time. The Notes will be issued, and the terms and rights thereof established, from time to time, by the Company in accordance with the Indenture and the Administrative Procedures attached hereto as Annex II, as the procedures may be amended from time to time by written agreement between the Agents and the Company (the "Procedures") and, if applicable, will be specified in a Terms Agreement.

      1. The Company hereby represents and warrants to, and agrees with, each Agent that:

                (a) A registration statement on Form S-3 (Registration No. 333-63164) in respect of U.S. $3,000,000,000 aggregate principal amount (or the equivalent in foreign currency or currency units) of debt securities, common stock, preferred stock and warrants of the Company, including the Notes, has been filed with the Securities and Exchange Commission (the "Commission"). Such registration statement and any post-effective amendment relating to the Notes, each in the form heretofore delivered or to be delivered to the Agents, have been declared effective by the Commission. No other document with respect to such registration statement has heretofore been filed or transmitted for filing with the Commission (other than the prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission, each in the form heretofore delivered to the Agents and such other documents as may be related to securities other than the Notes). No stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. For purposes hereof, any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission, is hereinafter called a "Preliminary Prospectus", the various parts of such registration statement, including all exhibits thereto and all documents incorporated by reference at the time such part of the registration statement became effective but excluding Form T-1, each as amended at the time such part became effective, is hereinafter collectively called the "Registration Statement;" the prospectus (including, if applicable, any prospectus supplement) relating to the Notes, in the form

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      in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus;" any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of Notes hereinafter called a "Pricing Supplement", shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein by reference; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement and any reference to the Prospectus, as amended or supplemented, shall be deemed to refer to the Prospectus as amended or supplemented (including by the applicable Pricing Supplement filed in accordance with Section 4(a) hereof), in relation to the Notes sold pursuant to this Agreement, in the form in which it is filed or transmitted for filing with the Commission pursuant to Rule 424(b) of Regulation C under the Securities Act, including any documents incorporated by reference therein as of the date of such filing);

                (b) (i) The documents incorporated by reference in the Prospectus, as amended or supplemented, when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents, when they became effective or were so filed, as the case may be, contained, in the case of documents which became effective under the Securities Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will comply as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain, in the case of documents which become effective under the Securities Act, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and in the case of documents which are filed under the Exchange Act with the Commission, an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus, as amended or supplemented, to relate to a particular issuance of Notes or other securities registered under the Registration Statement;

            (c) The Registration Statement and the Prospectus conformed, and any further amendments or supplements thereto will, when they become effective or are filed with the Commission, as the case may be, conform, in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date in the case of the Registration Statement and any amendment thereto and as of the applicable filing date in the case of the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in

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      reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus, as amended or supplemented, to relate to a particular issuance of Notes or other securities registered under the Registration Statement;

           (d) (i) The Company has not sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any material adverse change in or affecting the general affairs, financial position or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

           (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus.

            (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares or capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

            (g) The Notes have been duly authorized, and, when issued and delivered pursuant to this Agreement and any Terms Agreement or other agreement by an Agent to purchase Notes as principal, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms and the Notes will conform to the descriptions thereof contained in the Prospectus as amended or supplemented to relate to such issuance of Notes.

           (h) The issue and sale of the Notes and the compliance by the Company with all of the provisions of the Notes, the Indenture, this Agreement and any Terms Agreement or other agreement by an Agent to purchase Notes as principal, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach which would constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, under the terms of any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any property or assets of the Company, is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, or the By-Laws of the Company or, to the best of its knowledge, any statute or any order, rule or regulation applicable to the Company or any court or any Federal, State or other regulatory authority or governmental agency or body having jurisdiction over the Company or any of its properties, and no consent, approval, authorization, order, registration or qualification of, or filing with, any such court or regulatory agency or body is required for the issuance and sale of the Notes or the consummation by the Company of the transactions contemplated by this Agreement, any Terms Agreement or other agreement by an Agent to purchase Notes as principal or the Indenture, except such as have been obtained, or will have been obtained prior to the Commencement Date, under the Securities Act and the Trust Indenture Act and such other consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the solicitation by the Agents of offers to purchase Notes from the Company and

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      with purchases of Notes by the Agents as principal, as the case may be, in each case in the manner contemplated hereby.

            (i) The Company is not (i) in violation of its Certificate of Incorporation or By-laws or (ii) in default in, and no condition exists which with the giving of notice, the lapse of time or both would a constitute a default in, the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for violations or defaults which individually and in the aggregate are not material to the Company and its subsidiaries taken as a whole.

            (j) The statements set forth in the Prospectus under the caption "Description of Debt Securities" and "Description of Notes", insofar as they purport to constitute a summary of the terms of the Notes, under the caption "Taxation", and under the caption "Plan of Distribution", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete.

            (k) Immediately after the settlement of any sale of Notes by the Company resulting from solicitation by such Agent hereunder and immediately after any Time of Delivery (as defined below) relating to a sale to an Agent as principal, the aggregate principal amount of Notes issued and sold by the Company hereunder or under any Terms Agreement or other agreement by an Agent to purchase Notes as principal and of any securities of the Company (other than such Notes) issued and sold pursuant to the Registration Statement will not exceed the amount of securities registered under the Registration Statement.

            (l) Other than as set forth in or incorporated by reference into the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

            (m) Arthur Andersen LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder.

            (n) The Company is not and, after giving effect to the offering and sale of the Notes, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

            (o) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

      2. (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each Agent hereby, severally and not jointly, agrees to act as an agent of the Company, to use its reasonable efforts to solicit offers to purchase the Notes from the Company upon the terms and conditions set forth in the Prospectus relating to the Notes, as amended or supplemented from time to time, and in the Procedures. So long as this Agreement shall remain in effect with respect to any Agent, the Company shall not, without the consent of such Agent, solicit or accept offers to purchase, or sell, any debt securities with a maturity at the time of original issuance of 9 months to 30 years except pursuant to this Agreement, pursuant to any Terms Agreement or other agreement by an Agent to purchase Notes as principal, pursuant to a private

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placement not constituting a public offering under the Act or in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term debt securities.

      Subject to the provisions of this Section 2 and to the Procedures, offers for the purchase of Notes may be solicited by each Agent, as agent for the Company, at such time and in such amounts as such Agent deems advisable; provided, however, that the Company reserves the right to sell, and may solicit and accept offers to purchase, Notes directly on its own behalf or through other agents, dealers or underwriters, and to appoint additional persons from time to time to serve as Agents under this Agreement.

      Each Agent agrees that it will not solicit an offer to purchase Notes or deliver any of the Notes in any jurisdiction outside the United States of America except under circumstances that will result in compliance with the applicable laws thereof. Each Agent understands that no action has been taken to permit a public offering in any jurisdiction outside the United States of America where action would be required for such purpose. The Agents further undertake that in connection with the distribution of Notes denominated in any foreign currency or currency unit, they will as agents, directly or indirectly, not solicit offers to purchase and as principals under any Terms Agreement or otherwise, directly or indirectly, not offer, sell or deliver, such Notes in or to residents of the country issuing such currency, except as permitted by applicable law.

      The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Notes. As soon as practicable, but in any event not less than one business day after receipt of notice from the Company, the Agents will suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed. During the period of time that such solicitation is suspended, the Company shall not be required to deliver any opinions, letters or certificates in accordance with Sections 4(e), (g) and (h) hereof. Upon advising the Agents that such solicitation may be resumed, however, the Company shall simultaneously provide the documents required to be delivered by Sections 4(e), (g) and (h) hereof, and the Agents shall have no obligation to solicit offers to purchase the Notes until such documents have been received by the Agents. In addition, any failure by the Company to comply with its obligation to deliver documents required by Sections 4(e), (g) and
(h) hereof shall give each Agent the right to terminate its obligations under this Agreement to solicit offers to purchase Notes hereunder as agent.

      The Company agrees to pay each Agent, at the time of settlement of any sale of a Note by the Company, the purchase of which is solicited by such Agent, a commission in United States dollars (which, in the case of Notes denominated in other than United States dollars, shall be based upon the Market Exchange Rate (as defined below) for such currency or currency unit at the time of any acceptance of an offer to purchase a Note) in such amount as may from time to time be negotiated between such Agent and the Company).

      Notwithstanding anything herein to the contrary, if, at or prior to the time of settlement, the Company and an Agent have entered into, or such Agent has arranged for the Company to enter into, a contract with respect to the sale of the currency (other than United States dollars) or currency unit in which a Note has been denominated and the purchase of which was solicited by such Agent, the commission in United States dollars payable by the Company to such Agent shall be based upon the same exchange rate set forth in such contract.

      The authorized denominations of Notes denominated in a currency or currency unit other than United States dollars shall be the equivalent, as determined by the Market Exchange Rate for such currency or currency unit on the business day immediately preceding the date on which the offer for such

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Notes is accepted, of U.S. $1,000 (rounded down to an integral multiple of
10,000 units of such currency or currency unit), and any larger amount.

      The authorized denominations of Notes denominated in United States dollars shall be U.S. $1,000 and any larger amount in integral multiples of $1,000 or such other amount as may be set forth in a Pricing Supplement for the Notes.

      The "Market Exchange Rate" on a given date for a given foreign currency means the noon buying rate in New York City for cable transfers in such currency as certified for customs purposes by the Federal Reserve Bank of New York on such date; provided, however, that in the case of European Currency Units, Market Exchange Rate means, unless otherwise agreed by the Company and the Agents, the rate of exchange determined by the Council of European Communities (or any successor thereto) as published on such date or the most recently available date in the Official Journal of the European Communities (or any successor publication).

      Unless otherwise agreed between the Company and each Agent, each Agent shall communicate to the Company, orally or in writing, each offer to purchase Notes received by it as Agent, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Any such rejection shall not be deemed a breach of the Agent's agreements under this Agreement. The Company shall have the sole right to accept offers to purchase Notes and may reject any proposed purchase of Notes.

      (b) Each sale of Notes to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a Terms Agreement, which shall be substantially in the form of Annex 1 hereto, which will provide for the sale of such Notes to, and the purchase thereof by, such Agent. A Terms Agreement may also specify certain provisions relating to the re-offering of such Notes by such Agent; the commitment of any Agent to purchase Notes as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Notes to be purchased by any Agent pursuant thereto, the price to be paid to the Company for such Notes, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the re-offering of the Notes and the time and date and place of delivery of and payment for such Notes; and such Terms Agreement shall also specify any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to Section 6 hereof. Terms Agreements may take the form of an exchange of any standard form of written telecommunication between any Agent and the Company, including by telecopy or telex. The Company and any Agent who is a party to a Terms Agreement agree to exchange copies of such Terms Agreement as promptly as practicable after they have entered into such Terms Agreement pursuant to the foregoing exchange of written telecommunication. Each Agent proposes to offer Notes purchased by it as principal for sale at prevailing market prices or prices related thereto at the time of sale, which may be equal to, greater than or less than the price at which such Notes are purchased by such Agent from the Company. The Agents may utilize a selling or dealer group in connection with the re-offering of the Notes purchased as principal.

      Each time and date of delivery of and payment for Notes to be purchased by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Procedures, is referred to herein as a "Time of Delivery."

      (c) Procedural details relating to the issue and delivery of Notes, the solicitation of offers to purchase Notes, and the payment in each case therefor, shall be as set forth in the Procedures. The provisions of the Procedures shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each of the Agents and the Company agrees to perform the respective

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duties and obligations specifically provided to be performed by each of them in the Procedures. The Company will furnish to the Trustee a copy of the Procedures as from time to time in effect.

      3. The documents required to be delivered pursuant to Section 6 hereof shall be delivered at the offices of the Company, 11600 Sallie Mae Drive, Reston, Virginia 20193, at 11:00 a.m., New York City time, on the date of this Agreement, or at such other date and time as the Agents and the Company agree (such time and date being referred to herein as the "Commencement Date"). In no event shall the Commencement Date be later than the day prior to the date (i) on which solicitation of offers to purchase Notes is commenced or (ii) on which the initial Terms Agreement is executed.

      4.   The Company hereby covenants and agrees with each Agent:

            (a) Prior to the termination of the offering of the Notes,

                 (i) to make no amendment or supplement to the Registration
            Statement or the Prospectus (except for a Pricing Supplement or a prospectus supplement or other amendment or supplement relating to securities other than the Notes) without first having furnished the Agents with a copy of the proposed form thereof and given the Agents a reasonable opportunity to review and comment on the same and if the Prospectus is amended or supplemented as a result of the filing under the Exchange Act of any document incorporated by reference in the Prospectus, no Agent shall be obligated to solicit offers to purchase Notes so long as it is not reasonably satisfied with such document;

                 (ii) to prepare, with respect to any Notes to be sold
            through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Notes substantially in a form previously approved by the Agents and to file such Pricing Supplement pursuant to Rule 424(b) under the Securities Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used or the date of determination of the offering price;

                 (iii) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Notes,

                 (iv) for so long as the delivery of a prospectus is required in connection with the offering or sale of the Notes, to advise the Agents promptly after the Company receives notice thereof, of: (A) the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus (other than any Pricing Supplement that relates to Notes not purchased through or by such Agent or a prospectus supplement or other amendment or supplement relating to securities other than the Notes) has been filed with the Commission, and to confirm such advice in writing, (B) the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Notes; (C) the suspension of the qualification of the Notes for offering or sale in any jurisdiction; (D) the initiation or threatening of any proceeding for any such purpose; or (E) any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information (other than in relation to securities other than the Notes);

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                 (v) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                 (vi) notify the Agents promptly in writing of any
            downgrading, or on its receipt of any notice of (A) any intended or potential downgrading or (B) any review or possible change that does not indicate an improvement in the rating accorded any of the securities of, or guaranteed by, the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                 (vii) to make generally available to the holders of the
            Notes and to the Agents as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

            (b) So long as any Notes are outstanding, to furnish to the Agents copies of all reports or other communications (financial or other) furnished to stockholders of the Company and, as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed.

            (c) Promptly from time to time to take such action as the Agents reasonably may request to qualify the Notes for offering and sale under the securities laws of such jurisdictions as the Agents may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Notes provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

            (d) To furnish the Agents with copies of the Registration Statement and each amendment thereto relating to any Notes to be sold pursuant to this Agreement, and with copies of the Prospectus, as amended or supplemented, other than any Pricing Supplement (except as provided in the Procedures), in the form in which it is filed with the Commission pursuant to Rule 424 under the Securities Act or in the form first used to confirm sales which was not required to be filed pursuant to Rule 424 under the Securities Act, and with copies of the documents incorporated by reference therein, all in such quantities as the Agents may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Notes (including Notes purchased from the Company by such Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act, the Exchange Act or the Trust Indenture Act, to (i) promptly notify the Agents to suspend solicitation of offers to purchase Notes from the Company (and, if so notified, the Agents shall promptly cease such solicitations), (ii) prepare and cause to be filed with the Commission, an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance and (iii) supply such Prospectus as then amended or supplemented to the Agents in such quantities as the Agents may reasonably request; if such amendment or supplement, and any documents, certificates and opinions furnished to the Agents pursuant to Section 6 in connection with the preparation or filing of such amendment or supplement are reasonably satisfactory in all respects to the Agents, the Agents will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to the Registration Statement if such an amendment is required, resume the Agents obligation to solicit offers to purchase Notes hereunder; if such amendment or supplement, or any documents, certificates and opinions furnished to the Agents pursuant to Section 6 in connection with the preparation or filing of such amendment or supplement, are not satisfactory to the Agents, the Agents will as promptly as reasonably practicable notify the Company in writing;

            (e) Quarterly following the filing of the Company's Form 10-K or Form 10-Q, each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement or in relation to securities other than the Notes), each other time a document filed under the Securities Act or the Exchange Act is incorporated by reference into the Prospectus (other than by reference of the Company's proxy statement for its annual meeting of shareholders or of a filing by the Company of a Current Report on Form 8-K under the Exchange Act, unless in the Agents' reasonable judgment, the information contained in such documents are of such a character that certificates of officers referred to below should be furnished, as the case may be), and each time the Company sells Notes to an Agent as principal and the applicable Terms Agreement or other agreement by an Agent to purchase Notes as principal specifies the delivery of an opinion of Company's counsel under this Section 4(e) as a condition to the purchase of Notes pursuant to such Terms Agreement or other agreement, the Company shall furnish or cause to be furnished to the Agents the written opinion of the counsel to the Company, who may be an employee of the Company or of any affiliate, dated each such date, in form and substance satisfactory to the Agents in the Agents' reasonable judgment to the effect that such Agents may rely on the opinion of such counsel referred to in Section 6(c)(ii) hereof which was last furnished to such Agents to the same extent as though it were dated the date of such letter authorizing reliance (except that the statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion of such counsel referred to in Section 6(c)(ii) hereof, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

            (f) Quarterly following the filing of the Company's Form 10-K or Form 10-Q, each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement or in relation to securities other than the Notes), each other time a document filed under the Securities Act or the Exchange Act is incorporated by reference into the Prospectus (other than by reference of the Company's proxy statement for its annual meeting of shareholders or of a filing by the Company of a Current Report on Form 8-K under the Exchange Act, unless in the Agents' reasonable judgment, the information contained in such documents are of such a character that certificates of officers referred to below should be furnished, as the case may be), and each time the Company sells Notes to an Agent as principal pursuant to a Terms Agreement or other agreement by an Agent to purchase Notes as principal (if such Terms Agreement or other agreement specifies the delivery of an opinion or opinions by Cadwalader, Wickersham & Taft, counsel to the Agents, as a condition to the purchase of Notes pursuant to such Terms Agreement or other agreement), the Company shall furnish to such counsel such papers and information as they may reasonably request to enable them to furnish to such Agent the opinion or opinions referred to in Section 6(c)(iii) hereof;

            (g) Quarterly following the filing of the Company's Form 10-K or Form 10-Q, each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement or in relation to securities other than the Notes), each other time a document filed under the Securities Act or the Exchange Act is incorporated by reference into the Prospectus (other than by reference of the Company's proxy statement for its annual meeting of shareholders or of a filing by the Company of a Current Report on Form 8-K under the Exchange

      Act, unless in the Agents' reasonable judgment, the information contained in such documents are of such a character that certificates of officers referred to below should be furnished, as the case may be), and each time the Company sells Notes to an Agent as principal and the applicable Terms Agreement or other agreement by an Agent to purchase Notes as principal specifies the delivery of an accountant's letter under this Section 4(g) as a condition to the purchase of Notes pursuant to such Terms Agreement or other agreement, the Company shall cause the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement to furnish the Agents a letter or letters, dated each such date, in form satisfactory to the Agents, of the same tenor as the letter referred to in Section 6(c)(iv) hereof (modified in the case of amended or supplemented financial information to reflect such amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter, provided that if the Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference unaudited quarterly financial information, the scope of such letter, which shall be satisfactory in form and substance to the Agents, may be limited to relate to such unaudited financial information unless any other accounting, financial or statistical information included or incorporated by reference therein is of a character that, in the reasonable judgment of the Agents, such letter should address such other information); provided however, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct as such date as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in Section 6(c)(iv) hereof which was last furnished to the Agents;

            (h) Quarterly following the filing of the Company's Form 10-K or Form 10-Q, each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement or in relation to securities other than the Notes), each other time a document filed under the Securities Act or the Exchange Act is incorporated by reference into the Prospectus (other than by reference of the Company's proxy statement for its annual meeting of shareholders or of a filing by the Company of a Current Report on Form 8-K under the Exchange Act, unless in the Agents' reasonable judgment, the information contained in such documents are of such a character that certificates of officers referred to below should be furnished, as the case may be), and each time the Company sells Notes to an Agent as principal and the applicable Terms Agreement or other agreement by an Agent to purchase Notes as principal specifies the delivery of a certificate under this Section 4(h) as a condition to the purchase of Notes pursuant to such Terms Agreement or other agreement, the Company shall furnish or cause to be furnished to the Agents a certificate, dated the date of each such supplement, amendment, incorporation or Time of Delivery relating to such sale, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to the Agents, to the effect that the statements contained in the certificates referred to in Section 6(c)(v) hereof which were last furnished to the Agents are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in
      Section 6(c)(v), but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date.

            (i) That each acceptance by the Company of an offer to purchase Notes hereunder (including any purchase by an Agent as principal pursuant to an agreement other than a Terms Agreement, and each execution and delivery by the Company of a Terms Agreement with an Agent) shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance hereunder or of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Time of Delivery relating to the sale of such Notes and as of the settlement date for the Notes relating to such acceptance, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus, as amended and supplemented, relating to such Notes); and

            (j) If specified in any Terms Agreement or any other agreement under which an Agent agrees to purchase Notes as principal, the Company covenants and agrees with each Agent that, during the period beginning from the date of such Terms Agreement or other agreement and continuing to and including the later of (i) the termination of the trading restrictions for the Notes purchased thereunder, of which termination such Agent or Agents party to the Terms Agreement or other agreement, as the case may be, agree to give the Company prompt notice confirmed in writing and (ii) the Time of Delivery for such Notes, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which (A) mature nine months or more after such Time of Delivery, (B) mature within six months of the maturity of such Notes,
      (C) bear interest at the same interest rate or with reference to the same interest rate index and (D) are denominated in the same currency or currency unit specified in such Terms Agreement or other agreement, without the prior written consent of such Agent or Agents, which consent shall not be unreasonably withheld, except pursuant to arrangements of which such Agent or Agents have been advised by the Company prior to the time of execution of such Terms Agreement or other agreement, as the case may be, which advice is confirmed in writing (which may be by telecopy or telex, receipt acknowledged) to such Agent or Agents by the end of the business day following the date of such Terms Agreement or other agreement, as the case may be.

      5. The Company covenants and agrees with each Agent that the Company will pay or cause to be paid, whether or not any sale of Notes is consummated, the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Notes under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus, any Pricing Supplements and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Agents; (ii) the cost of printing or reproducing this Agreement, any Terms Agreement, any Indenture, any Blue Sky and legal investment surveys and any other documents in connection with the offering, purchase, sale and delivery of the Notes; (iii) all fees, disbursements and expenses in connection with the qualification of the Notes for offering and sale under state securities laws as provided in Section 4(c) hereof and in connection with any Blue Sky and legal investment surveys; (iv) all fees charged by security rating services for rating the Notes; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Notes; (vi) the cost of preparing, issuing, executing, authenticating and delivering the Notes; (vii) the fees and expenses of any Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for any Trustee or such agent in connection with the Indenture and the Notes; (viii) on a monthly basis all out-of-pocket expenses (including advertising expenses) incurred by such Agent connected with the solicitation of offers to purchase and the sale of Notes so long as such Agent has received the prior written approval of the Company for such expenses; and (ix) all other costs and expenses incident to the performance of the Company's obligations hereunder (other than costs and expenses incurred by any Agent) which are not otherwise specifically provided for in this Section 5.

      6. The obligation of each Agent, as agent of the Company, at any time ("Solicitation Time") to solicit offers to purchase the Notes and the obligation of each Agent to purchase Notes as principal pursuant to any Terms Agreement or any other agreement by an Agent to purchase Notes as principal shall in each case be subject, in such Agent's discretion, to the conditions that:

            (a) All representations and warranties of the Company herein (or, in the case of an obligation of an Agent under a Terms Agreement or other agreement by an Agent to purchase Notes as principal, in or incorporated by reference in such Terms Agreement or other agreement) are true and correct at and as of the Commencement Date, and any applicable date referred to in Section 4(h) hereof that is prior to the Solicitation Time or Time of Delivery for such Notes, and as of the Solicitation Time or Time of Delivery for such Notes;

            (b) Prior to the Solicitation Time or Time of Delivery for such Notes, as the case may be, the Company shall have performed all of its obligations hereunder theretofore to be performed; and

            (c)  The following additional conditions have been met:

                      (i) (A) With respect to any Notes sold at or prior to
            the Solicitation Time or Time of Delivery, as the case may be, the Prospectus as amended or supplemented (including the Pricing Supplement) with respect to such Notes shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; (B) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and (C) all requests for additional information on the part of the Commission shall have been complied with to the Agent's reasonable satisfaction;

                      (ii) Counsel to the Company, who may be an employee of
            the Company or any affiliate, shall have furnished to the Agents such counsel's written opinion, dated the Commencement Date, each Time of Delivery to the extent the applicable Terms Agreement or other agreement by an Agent to purchase Notes as principal requires an opinion, and the date of effectiveness of each amendment or the filing of each supplement to the Registration Statement or the Prospectus (including the filing under the Securities Act or the Exchange Act of documents incorporated by reference in the Prospectus as amended or supplemented but excluding amendments or supplements (i) providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Notes or for a change which the Agents deem to be immaterial, (ii) relating to an offering of securities other than the Notes, (iii) constituting a Pricing Supplement, (iv) setting forth or incorporating by reference financial statements or other information as of and for a fiscal quarter or (v) relating solely to the incorporation by reference of the Company's proxy statement for its annual meeting of shareholders or of a filing by the Company of a Current Report on Form 8-K under the Exchange Act, unless in the case of clauses
            (iv) or (v) above, in the Agents' reasonable judgment, such financial statements or other information contained in such documents are of such a character that an opinion of counsel should be furnished), as the case may be, in form and substance satisfactory to the Agents in the Agents' reasonable judgment to the effect that:

                  (A) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                  (B) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                  (C) Each of this Agreement and any applicable Terms
                  Agreement or other agreement by an Agent to purchase Notes as principal has been duly authorized, executed and delivered on the part of the Company;

                  (D) The Notes have been duly authorized and, when duly executed, authenticated, issued and delivered by the Company, will constitute valid and legally binding obligations of the Company, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and the Notes will conform to the descriptions thereof in the Prospectus as amended or supplemented;

                  (E) The Indenture has been duly authorized, executed and delivered on the part of the Company and constitutes a valid and binding instrument in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and has been qualified under the Trust Indenture Act, and the Indenture conforms to the description thereof in the Prospectus as amended or supplemented;

                  (F) The issue and sale of the Notes , the compliance by the Company with all of the provisions of the Notes, the Indenture, this Agreement and any applicable Terms Agreement or other agreement by an Agent to purchase Notes as principal, and the consummation of the transactions herein and therein contemplated will not (a) conflict with or result in any breach which would constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of, any indenture, loan agreement or other material agreement or instrument known to such counsel to which the Company is a party or by which the Company may be bound or to which any property or assets of the Company, is subject, (b) result in any violation of the provisions of the Certificate of Incorporation, as amended, or the By-Laws of the Company or (c) to the best of the knowledge of such counsel, result in any violation of any statute or any order, rule or regulation applicable to the Company of any court or any Federal, State or other regulatory authority or other governmental body having jurisdiction over the Company and any of its properties;

                  (G) To the best knowledge of such counsel, no consent, approval, authorization, order, registration or qualification of or filing with, any court or any governmental agency or body is required for solicitation of offers to purchase Notes, the issue and sale of the Notes except as have been obtained or made under the Securities Act, the Exchange Act, the Trust Indenture Act and securities laws of the various states or other jurisdictions which are applicable to the issue and sale of the Notes, as the case may be, in each case in the manner contemplated by this Agreement;

                  (H) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (I) The Company is not in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (J) The statements set forth in the Prospectus or the Prospectus Supplement under the caption "Description of Debt Securities" and "Description of the Notes We May Offer", insofar as they purport to constitute a summary of the terms of the Notes, under the caption "United States Federal Taxation", and under the captions "Plan of Distribution" and "Supplemental Plan of Distribution" as they relate to the Notes and insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                  (K) The Company is not and, after giving effect to the offering and sale of the Notes, will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (L) The documents incorporated by reference in the Prospectus inasmuch as those documents relate to the Notes (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

                  (M) The Registration Statement and the Prospectus as amended or supplemented and any further amendments or supplements thereto made by the Company prior to the date of such opinion in as much as those documents relate to the Notes (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (j) of this Section 6(ii), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment or supplement thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of the date of such opinion, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required; and

                  (N) Such counsel does not know of any contract or other document to which the Company is a party required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus, as amended or supplemented, or required to be described in the Prospectus, as amended or supplemented, which has not been so filed, incorporated by reference or described.

            In rendering such opinion, such counsel may rely to the extent such counsel deems appropriate upon certificates of officers or other executives of the Company and its affiliates and of public officials as to factual matters and upon opinions of other counsel.

            In rendering the opinion referred to in item (D) above, such counsel need not express an opinion as to whether, with respect to any Notes denominated in a currency other than United States dollars, a court located in the United States of America would grant a judgment relating to the Notes in other than United States dollars, nor an opinion as to the date which any such court would utilize for determining the rate of conversion into United States dollars in granting such judgment.

                      (iii) Cadwalader, Wickersham & Taft, counsel to the
            Agents, shall have furnished to such Agent (A) such opinion or opinions, dated the Commencement Date, with respect to the matters covered in paragraphs (A), (B), (C), (D), (E), (J) and
            (M) of Subsection 6(c)(ii) above, as well as such other related matters as such Agent may reasonably request, and (B) if and to the extent requested by such Agent, with respect to each applicable date referred to in Section 4(h) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, an opinion or opinions, dated such applicable date, to the effect that such Agent may rely on the opinion or opinions which were last furnished to such Agent pursuant to this Section 6(c)(iii) to the same extent as though it or they were dated the date of such letter authorizing reliance (except that the statements in such last opinion or opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in any case, in lieu of such an opinion or opinions, an opinion or opinions of the same tenor as the opinion or opinions referred to in clause (A) of this Section 6(c)(iii) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (iv) On (A) the Commencement Date, (B) the date of
            effectiveness of each amendment or the filing of each supplement to the Registration Statement or the Prospectus setting forth or incorporating by reference amended or supplemental financial information, as the case may be (including the filing under the Securities Act or the Exchange Act of documents which are incorporated by reference in the Prospectus as amended or supplemented but excluding amendments or supplements (i) relating to an offering of securities other than the Notes, (ii) constituting a Pricing Supplement, or (iii) relating solely to the incorporation by reference of the Company proxy statement for its annual meeting of shareholders or of a filing by the Company of a Current Report on Form 8-K under the Exchange Act, unless in the case of clause (iii) above, in such Agent's reasonable judgment, the information contained in such documents is of such a character that certificates of officers referred to below should be furnished, as the case may be), and
            (C) each Time of Delivery, the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Agents a letter or letters, dated such date in form and substance satisfactory to the Agents, to the effect set forth in Annex III hereto (modified in the case of amended or supplemented financial information to reflect such amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter, provided that if the Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference unaudited quarterly financial information, the scope of such letter, which shall be satisfactory in form and substance to the Agents, may be limited to relate to such unaudited financial information unless any other accounting, financial or statistical information included or incorporated by reference therein is of a character that, in the reasonable judgment of the Agents, such letter should address such other information);

                  (v) The Company shall have furnished or caused to be
            furnished to such Agent certificates of officers of the Company dated the Commencement Date and each applicable date referred to in Section 4(h) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in such form as shall be satisfactory to such Agent, as to the accuracy of the representations and warranties of the Company herein at and as of the Commencement Date or such applicable date, as the case may be, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Commencement Date or such applicable date, as the case may be, and as to the matters set forth in subsections (c)(i) and (c)(vi) of this Section 6;

                  (vi) The Company shall not have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Notes to be delivered at the relevant Time of Delivery any change in the capital stock or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the business, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Notes to be delivered at the relevant Time of Delivery, the effect of which is in the judgment of such Agent so material and adverse as to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Notes from the Company or the purchase by such Agent of Notes from the Company as principal, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Notes to be delivered at the relevant Time of Delivery;

                  (vii) On or after the date of this Agreement or on the date of any applicable Terms Agreement or other agreement by an Agent to purchase Notes as principal, (A) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (B) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities provided, however, that this Section 6(c)(vii) shall not apply to any such rating agencies which shall have notified the Company of the downgrading in the rating of its debt securities and of which the Company shall have given the Agents written notice prior to the execution of the Terms Agreement;

                  (viii) During the period in which the Agents are soliciting offers to purchase Notes, including the period between the date that any Agent agreed to purchase such Notes as principal and the related Time of Delivery, there shall not have occurred: (A) a suspension or material limitation in trading in securities generally on the New York Stock Exchange (the "Exchange"); (B) a suspension or material limitation in trading in the Company's securities on the Exchange; (C) a general moratorium on commercial banking activities declared in the United States by Federal authorities, a general moratorium on commercial banking activities declared in New York declared by either Federal authorities or New York State authorities, or a general moratorium on commercial banking activities in the District of Columbia declared by either Federal or District of Columbia authorities; or (D) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in the clause (D) in the judgment of such Agent makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Notes or the purchase of the Notes from the Company as principal pursuant to the applicable Terms Agreement or otherwise, as the case may be, on the terms and in the manner contemplated in the Prospectus; and

                  (ix) With respect to any Note denominated in a currency
            other than the U.S. dollar, more than one currency or a composite currency or any Note the principal or interest of which is indexed to such currency, currencies or composite currency, there shall not have occurred a suspension or material limitation in foreign exchange trading in such currency, currencies or composite currency by a major international bank, a general moratorium on commercial banking activities in the country or countries issuing such currency, currencies or composite currency, the outbreak or escalation of hostilities involving, the occurrence of any material adverse change in the existing financial, political or economic conditions of, or the declaration of war or a national emergency by, the country or countries issuing such currency, currencies or composite currency or the imposition or proposal of exchange controls by any governmental authority in the country or countries issuing such currency, currencies or composite currency.

      7. (a) The Company will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented, any other prospectus relating to the Notes, or any amendment or supplement thereto furnished by the Company, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Agent for any legal or other expenses reasonably incurred by such Agent in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Notes or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Agents expressly for use therein; and provided, further, that the Company shall not be liable to any Agent under the indemnity agreement in this subdivision (a) with respect to the Preliminary Prospectus, the Prospectus, the Prospectus as amended or supplemented, any other prospectus relating to the Notes or any amendment or supplement thereto, as the case may be, to the extent that any such loss, claim, damage or liability of such Agent results solely from the fact that such Agent sold Notes to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference), whichever is most recent, if the Company has previously furnished copies thereof to such Agent.

      (b) Each Agent, on a several and not joint basis, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, or the Prospectus as amended or supplemented, any other prospectus relating to the Notes or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented, any other prospectus relating to the Notes or such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

           (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party (which consent shall not be unreasonably withheld, conditioned or delayed), be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and
(ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. The consent in this last sentence shall not be unreasonably withheld, conditioned or delayed and the indemnifying party agrees that the indemnified party shall in all cases be justified in withholding consent unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

      (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subdivision (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and each Agent, on the other, from the offering of the Notes to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, on the one hand, and each Agent, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Notes (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent with respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand or by any Agent, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. With respect to any Agent, such relative fault shall also be determined by reference to the extent (if any) to which such losses, claims, damages or liabilities (or actions in respect thereof) with respect to any Preliminary Prospectus result solely from the fact that such Agent sold Notes to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to such Agent. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subdivision (d) were determined by per capita allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subdivision (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subdivision (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subdivision (d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes purchased by or through such Agent were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subdivision (d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

      (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Securities Act; and each Agent's obligations under this Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

      8. In soliciting offers to purchase Notes from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise), each Agent is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited the offer any commission to which it would otherwise be entitled in connection with such sale.

      9. The respective indemnities, agreements, representations, warranties and other statements by any Agent and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent, the Company, or any officer or director or any controlling person of the Company or any Agent, and shall survive each delivery of and payment for any of the Notes.

      10. The provisions of this Agreement relating to the solicitation of offers to purchase Notes from the Company may be suspended or may be terminated at any time by the Company as to any or all Agents or by any Agent, insofar as this Agreement relates to such Agent, upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. Unless otherwise agreed by the respective parties, any such suspension or termination shall be effective immediately with respect to the party giving such notice and, in the case of the party receiving such notice, at the close of business on the first business day following the receipt of such notice. In the event of such suspension or termination with respect to any Agent:

            (x) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred;

            (y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which had previously accrued or which relate to Notes which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination; and

            (z) the Company shall not have any liability to such Agent and such Agent shall not have any liability to the Company, except as provided in any Terms Agreements, in the fifth paragraph of Section 2(a) and Sections 4(a)(vii), 4(b), 5, 7, 8 and 9 of this Agreement.

      11. This Agreement or any Terms Agreement or other agreement by an Agent to purchase Notes as principal may be terminated by any Agent upon written notice to the Company if the Company makes an amendment or supplement to the Registration Statement or the Prospectus related to the Notes after the date of any Terms Agreement or other agreement by such Agent to purchase Notes as principal and prior to the related Time of Delivery which shall be disapproved by such Agent. In the event of such termination with respect to any Agent:

            (x) this Agreement and any Terms Agreement or other agreement by an Agent to purchase Notes as principal shall remain in full force and effect with respect to any Agent as to which such termination has not occurred;

            (y) this Agreement and any Terms Agreement or other agreement by an Agent to purchase Notes as principal shall remain in full force and effect with respect to the rights and obligations of any party which had previously accrued or which relate to Notes which are already issued, agreed to be issued or the subject of a pending offer at the time of such termination; and

            (z) the Company shall not have any liability to such Agent and such Agent shall not have any liability to the Company, except as provided in the fifth paragraph of Section 2(a) and Sections 4(a)(vii), 4(b), 5, 7, 8 and 9 of this Agreement.

      12. This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company and each Agent. The foregoing notwithstanding, the Company may from time to time, on two (2) business days prior written notice to the Agents but without the consent of any Agent, add as a party hereto one or more additional firms registered under the Exchange Act, pursuant to the execution of a counterpart original of this Agreement by the Company and the additional firm, which when taken together with all other counterpart originals executed by the Company and the Agents shall constitute one document. Upon the execution of the counterpart original of this Agreement by the additional firm, such firm shall be a party to this Agreement and shall have all of the rights and obligations of an Agent under this Agreement.

      13. Except as otherwise specifically provided herein or in the Procedures, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to an Agent shall be sufficient in all respects when delivered or sent by facsimile transmission or mail to such Agent at the address or facsimile transmission number set forth in the Appointment and Acceptance of Agent relating to the appointment of such Agent, and if to the Company shall be sufficient in all respects when delivered or sent by facsimile transmission or mail to the Company at 11600 Sallie Mae Drive, Reston, Virginia 20193, Attention: Vice President, Finance , Facsimile Transmission No. (703) 810-7655 with a copy to the Marianne M. Keler, General Counsel, Facsimile Transmission No. (703) 810-7695. Upon request of any party hereto, any statements, requests, notices and advices transmitted by facsimile shall be promptly followed by delivery of executed documents by mail.

      14. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company, and to the extent provided in Section 7, Section 8 and Section 9 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of a Note through or from any Agent hereunder shall be deemed a successor or assign by reason merely of such purchase.

      15. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, the term "business day" means a a Monday, Tuesday, Wednesday, Thursday or Friday on which commercial banks in any of New York, New York or Wilmington, Delaware and, (i) if the Notes are denominated in a currency other than U.S. dollars, in the capital of the country of the currency specified in the pricing supplement for those Notes, or (ii) if the Notes are denominated in European Currency Units, in Brussels, are not required or authorized to be closed.

      16. This Agreement and each Terms Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

      17. This Agreement (including such Appointments and Acceptances of Agent as may be executed and delivered by the Company and accepted by one or more Agents from time to time) and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

      18. Each agent designated below is hereby appointed as an Agent on the terms and conditions set forth in the Distribution Agreement. Upon acceptance of such appointment by signing and returning to us three counterparts hereof, the Distribution Agreement shall constitute a binding agreement between the Company and each such Agent in accordance with its terms.

Very truly yours,

USA EDUCATION, INC.



By:  _____________________________
Name:_____________________________
Title: ___________________________

                       APPOINTMENT AND ACCEPTANCE OF AGENT

Accepted in New York, New York, as of the date set forth on the first page of the Distribution Agreement:

--------------------------------



By:  _____________________________
Name:_____________________________
Title: ___________________________


Address:__________________________
        __________________________
        __________________________
Facsimile Transmission No.:


[Other terms of Agent's appointment, if any, including the duration of appointment if limited other than pursuant to Section 12]

                       APPOINTMENT AND ACCEPTANCE OF AGENT

Accepted in New York, New York, as of the date set forth on the first page of the Distribution Agreement:

--------------------------------



By:  _____________________________
Name:_____________________________
Title: ___________________________


Address:__________________________
        __________________________
        __________________________
Facsimile Transmission No.:


[Other terms of Agent's appointment, if any, including the duration of appointment if limited other than pursuant to Section 12]

                                     ANNEX I

                               USA EDUCATION, INC.

                       $3,000,000,000 MEDIUM TERM NOTES, SERIES A

                                 TERMS AGREEMENT

-----------------------
-----------------------
-----------------------

                                     , 200__

Ladies and Gentlemen:


      USA Education, Inc. (the "Company") proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated October __, 2001 (the "Distribution Agreement"), between the Company, on the one hand and the Agents named therein, on the other, to issue and sell to you the securities specified in the Schedule hereto (the "Purchased Notes"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by such firms, as agents of the Company, of offers to purchase Notes is incorporated herein by reference in its entirety, and shall be deemed to be part of this Agreement to the same extent as if such provisions had been set forth in full herein, provided that for purposes of this Agreement all references in the Distribution Agreement to the "Agents" shall be deemed to refer to you alone. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions in the Distribution Agreement relating to the solicitation of offers to purchase securities from the Company, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 1 of the Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Notes. Unless otherwise defined herein, terms defined in the Distribution Agreement are used herein as therein defined.

      An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Notes, in the form heretofore delivered to you is now proposed to be filed with the Commission.

      Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to you and you agree to purchase from the Company the Purchased Notes, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

      If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

USA EDUCATION, INC.



By:  ____________________________
Name:___________________________
Title: ___________________________




Accepted:

[___________________________________]



By:  ____________________________
Name:___________________________
Title: ___________________________

                                  FORM OF PRICING SUPPLEMENT

                             SUBJECT TO COMPLETION DATED OCTOBER __, 2001

Pricing Supplement No. ___ dated: ____________ ____, 200__
to Prospectus dated August __, 2001
and Prospectus Supplement dated August __, 2001

                                                $---------------------

                                                  USA EDUCATION, INC.
                                              MEDIUM-TERM NOTES, SERIES A


Principal Amount:                         Floating Rate Note:         / /         Fixed Rate Note:        / /

Original Issue Date:                      Certificated Notes:         / /         Book Entry Notes:       / /

Closing Date:                             Specified Currency:                     CUSIP Number:

Maturity Date:                            Option to Extend Maturity:  No  / /     If Yes, Final Maturity Date:

                                                                      Yes / /

Redeemable:                    No  / /                        Redemption Price:
                               Yes / /
Optional Repayment Date(s):                                   Optional Repayment Price(s):

Applicable to Fixed Rate Notes Only:

         Interest Rate:                                       Interest Payment Date(s):

         Interest Accrual Method:

Applicable to Floating Rate Notes Only:

Floating Rate Index:
                  / / CD Rate                                 Index Maturity:
                  / / Commercial Paper Rate
                  / / CMT Rate                                Spread (plus or minus):
                  / / Federal Funds Rate
                  / / LIBOR Telerate                          Interest Rate Reset Date:
                  / / LIBOR Reuters
                  / / Prime Rate                              Interest Rate Reset Period:
                  / / 91-Day Treasury Bill Rate

Initial Interest Rate:                                        Interest Payment Date(s):

Interest Determination Date:                                  Interest Payment Period:

Lock-in Period Start Date:                                    Interest Accrual Method:

Maximum Interest Rate:                                        Minimum Interest Rate:


                                       ii

Denominations:

Listing:

Clearance and Settlement:

                                          UNDERWRITING AND OTHER INFORMATION:

Concession:  ___ %

Reallowance:  ___%

                                    ANNEX II

                               USA EDUCATION, INC.

                            ADMINISTRATIVE PROCEDURES

      Medium-term notes (the "Notes") in the aggregate initial offering price of up to $ are to offered from time to time by USA Education, Inc. (the "Company") through agents of the Company (each an "Agent" and together, in such capacity, the "Agents"). Each Agent has agreed to use its reasonable efforts to solicit offers to purchase Notes directly from the Company (an Agent, in relation to a purchase of a particular Note by a purchaser solicited by such Agent, being herein referred to as the "Selling Agent") and may also purchase Notes from the Company as principal (an Agent, in relation to a purchase of a Note by such Agent as principal, being herein referred to as the "Purchasing Agent"). The Notes are being sold pursuant to a Distribution Agreement, dated October ___, 2001 (the "Distribution Agreement"), between the Company and the Agents, to which these Administrative Procedures are attached as Annex II.

      The Notes will be issued pursuant to an Indenture, dated as of October 1, 2000, as amended or supplemented from time to time (the "Indenture"), between the Company and The Chase Manhattan Bank, as Trustee (the "Trustee"). Unless otherwise defined herein, terms defined in the Indenture or the Notes shall be used herein as therein defined.

      In the case of purchases of Notes by any Agent as principal, the relevant terms and settlement details related thereto, including the Time of Delivery referred to in the first paragraph of Section 8, will (unless the Company and such Agent otherwise agree) be set forth in a Terms Agreement entered into between such Agent and the Company pursuant to the Distribution Agreement.

      The procedures to be followed during, and the specific terms of, the solicitation of offers by the Agents and the sale as a result thereof by the Company are explained below. The procedures are subject, and are qualified in their entirety by reference, to all of the respective provisions of the Distribution Agreement and the Indenture.

      The Company will advise each Agent in writing of those persons handling administrative responsibilities ("Designated Persons") with whom such Agent is to communicate regarding offers to purchase Notes and the details of their delivery.

I. General Procedures


Registration:                   Notes will be issued only in fully registered form and will be either (a) Book-Entry Notes represented by one or more
                                global notes (each a "Global Note") held by the Trustee, as agent for The Depository Trust Company ("DTC") and recorded in the book-entry system maintained by DTC or (b)
                                Certificated Notes delivered in certificated form to the
                                Selling Agent or Purchasing Agent.  All Notes will be issued as Book-Entry Notes except as otherwise approved in advance by the Company and except that non-U.S. dollar denominated
                                Notes will be issued as Certificated Notes only unless
                                otherwise specified in a Prospectus Supplement or Pricing
                                Supplement.

                                       iv


Maturities:                     Each Note will mature on a date, selected by the Agents
                                and/or the purchaser, as the case may be,  and agreed to by the Company, which will be at least nine months, but not
                                more than thirty years, from the date of original issuance by the Company of such Note (the "Settlement Date").

Price to Public:                Each Note will be issued at the percentage of principal
                                amount specified in the Prospectus (as defined in Section
                                1(a) of the Distribution Agreement) relating to the Notes.

Currencies:                     Notes will be denominated in U.S. dollars or in such other currency or currency unit as is specified in the Prospectus
                                (the "Specified Currency").

Denominations:                  The denomination of any Book-Entry, Global or Certificated
                                Note will be a minimum of U.S. $1,000 or any amount in
                                excess thereof in integral multiples of $1,000 or the
                                equivalent, as determined pursuant to the provisions of the
                                Indenture, of U.S. $1,000 (rounded down to an integral
                                multiple of 1,000 units of such Specified Currency) and any amounts in excess thereof.

Interest Payments:              As specified in the Indenture and the Form of Note.

Acceptance of  Offers:          Each Agent will promptly advise the Company by telephone or other appropriate means of offers to purchase Notes received by it other than those rejected by such Agent.  Each Agent may, in its discretion reasonably exercised, reject any
                                offer received by it in whole or in part.  Each Agent also may make offers to the Company to purchase Notes as a
                                Purchasing Agent in accordance with Section 3(b) of the
                                Distribution Agreement.  The Company will have the sole
                                right to accept offers to purchase Notes and may reject any such offer.

                                If the Company accepts an offer to purchase Notes, it will confirm such acceptance in writing to the Selling Agent or
                                Purchasing Agent, as the case may be.  If the Company
                                rejects an offer, it will promptly notify the Agent involved.

Filing and Delivery of          If the Company accepts an offer to purchase a Note, the
Prospectus:                     Company will prepare a Pricing Supplement reflecting the
                                terms of such Note and will arrange to have a Pricing
                                Supplement filed with the Securities and Exchange Commission
                                (the "Commission") as soon as practicable after the
                                preparation thereof and will supply at least one such
                                Pricing Supplement to the Selling Agent or the Purchasing
                                Agent, as the case may be, not later than 5:00 p.m., New
                                York City time, on the Business Day following the date of
                                acceptance of such offer.

                                With respect to each Note sold pursuant to the Distribution
                                Agreement, the Selling Agent shall send a copy of the
                                Prospectus as most recently amended or supplemented
                                (together with the Pricing Supplement relating to such Note)
                                to the purchaser or its agent prior to or together with the delivery of (a) the written confirmation of sale

                                       v


                                (including, in the case of a book-entry security, the
                                confirmation through DTC's Institutional Delivery System)
                                or (b) the delivery of such Note, whichever is earlier.

Confirmation:                   For each offer accepted by the Company, the Selling Agent
                                will issue a written confirmation to each purchaser
                                containing the Sale Information (as defined below), plus
                                delivery and payment instructions.

Currency Swaps:                 Unless otherwise requested by the Company, each time an
                                Agent advises the Company of an offer to purchase Notes
                                denominated in a currency or currency unit other than U.S.
                                dollars, such Agent will provide the Company information
                                with respect to currency swap or forward arrangements that, as of the time the offer is communicated to the Company,
                                such Agent is prepared to enter into or arrange with a third party to enter into in order to exchange amounts to be
                                received from the purchaser of such Note at the Settlement
                                Date and to exchange amounts to be paid by the Company on
                                the interest payment dates and at maturity.

Settlement --Sales as           In the event of a purchase of Notes by an Agent or Agents,
Principal:                      as principal or underwriter (other than as Purchasing
                                Agent), appropriate settlement details will be set forth in the applicable Terms Agreement to be entered into between
                                such Agent or Agents and the Company pursuant to the
                                Distribution Agreement.

Settlement --                   All offers solicited by the Agents and accepted by the
Sales as Agent:                 Company will be settled on the third Business Day after the date of acceptance unless otherwise agreed by the purchaser and the Company and the Settlement Date shall be specified upon acceptance of such offer.


Communication of Sale           For each offer accepted by the Company, the Selling Agent or
Information to the Company by   Purchasing Agent, as the case may be, will provide (unless
Selling Agent:                  provided by the purchaser directly to the Company) to a
                                Designated Person by facsimile transmission or other
                                acceptable means the following information (the "Sale
                                Information"):

                                (1)  If a Certificated Note, exact name of the registered
                                owner,

                                (2)  If a Certificated Note, exact address of the registered owner,

                                (3)  If a Certificated Note, taxpayer identification number of the registered owner (if available),

                                (4)  If a Book-Entry Note, the DTC Participant Number of the
                                institution through which the customer will hold the
                                beneficial interest in the Global Note,

                                (5)  Principal amount of the Note,

                                (6)  Date of Note,

                                       vi


                                (7)  If a Fixed Rate Note, the interest rate,

                                (8)  Settlement Date,

                                (9)  Maturity date,

                                (10) Currency or currency unit in which the Note is to be
                                denominated and, if other than U.S. dollars, the applicable
                                Exchange Rate for such currency or currency unit,

                                (11) Indexed Currency, the Base Rate and the Exchange Rate
                                Determination Date, if applicable,

                                (12) Issue Price,

                                (13) Selling Agent's commission or Purchasing Agent's
                                discount, as the case may be (to be paid upon settlement as a discount from gross proceeds of sale except as provided
                                below under "Delivery of Notes and Cash Payment"),

                                (14) Net proceeds to the Company,

                                (15) If a redeemable or repayable Note with a Redemption
                                Date or Redemption Dates, such of the following as are
                                applicable:
                                        (i)   the Redemption Date or Redemption Dates,
                                        (ii)  whether the Note is redeemable or repayable at
                                              the option of the Company or the Holder or both,
                                        (iii) the Redemption Price (% of par) on each
                                              Redemption Date,
                                        (iv)  the notice period during which the option to
                                              redeem may be exercised, and
                                        (v)   the method by which notice of redemption is to
                                              be given,

                                (16) If a Floating Rate Note, such of the following as are applicable:
                                        (i)    Interest Rate Basis,
                                        (ii)   Index Maturity,
                                        (iii)  Spread,
                                        (iv)   Spread Multiplier,
                                        (v)    Maximum Rate,
                                        (vi)   Minimum Rate,
                                        (vii)  Initial Interest Determination Date,
                                        (viii) Interest Reset Dates,
                                        (ix)   Calculation Dates,
                                        (x)    Interest Determination Dates, and
                                        (xi)   Calculation Agent,

                                (17) Interest Payment Dates,

                                (18) Regular Record Dates,

                                (19) Denomination of certificates to be delivered at
                                settlement,

                                (20) That the Note is a Certificated Note (if applicable),

                                       vii


                                (21) To the extent known to the Agent, any information not otherwise expressly set forth in the Prospectus Supplement which is required pursuant to Item 501(c)(7)or 508 of
                                Regulation S-K promulgated by the Commission, including, but not limited to, the initial public offering price of the
                                Notes, if other than 100% of the principal amount, and

                                (22) If an Agent purchases Notes as a principal, the extent, if any, to which the items specified in Sections 8(c), 8(d)
                                and 8(h) of the Distribution Agreement are required to be
                                furnished as of the Time of Delivery.

In addition, the Selling Agent will use its reasonable efforts to provide in writing the following information to the Company and the Trustee:

                                One of the following:

                                        a.   In the case of a foreign registered owner
                                        (other than a Financial Institution (as defined
                                        below)), an IRS Form W-8 that has been duly and
                                        properly signed by the registered owner.

                                        b.   In the case of a registered owner which is a
                                        Financial Institution, a statement from the
                                        Financial Institution signed under penalties of
                                        perjury stating that the Financial Institution has
                                        received from the beneficial owner an IRS Form W-8
                                        that has been duly and properly signed by the
                                        registered owner together with a copy of such Form
                                        W-8.

                                        c.   In the case of a registered owner who is a
                                        United States person, an IRS Form W-9 that has been
                                        duly and properly signed by the registered owner.

                                A "Financial Institution" is a securities clearing organization, a bank, or another financial institution that holds customers'
                                securities in the ordinary course of its trade or business which holds a Note for a beneficial owner who is a foreign person.

After receiving the Sale Information, the Company will, after recording the Sale
Information and any necessary calculations, provide appropriate documentation to the Trustee necessary for the preparation, authentication and delivery of such Note.

Change in Interest Rate,        The Company and the Agents will discuss from time to time
Maturity or Currency            the rates of interest per annum to be borne by, and the
Denomination:                   maturity and currency denomination of, Notes that may be
                                sold as a result of the solicitation of offers by the Agents.

Suspension of Solicitation;     The Company may instruct the Agents to suspend solicitation
  Amendment or Supplement:      of offers to purchase Notes at any time, whereupon the
                                Agents will as promptly as possible (but in any event not later than one business day after receipt of such instruction) suspend solicitation until such time as the Company has advised the
                                Agents that solicitation of

                                       viii


                                offers to purchase Notes may be resumed.  If the Company proposes to amend or supplement the Registration Statement or the
                                Prospectus relating to the Notes (except in the case of a Pricing
                                Supplement), it will promptly advise the Agents and will furnish to the
                                Agents such proposed amendment or supplement and, after the Agents have been afforded a reasonable opportunity to review such amendment or supplement, will cause such amendment or
                                supplement to be filed with the Commission.  The Company
                                will promptly provide the Agents with copies of any such
                                amendment or supplement and confirm to the Agents that such amendment or supplement has been filed with the Commission.

                                In the event that at the time the Agents suspend
                                solicitation of offers to purchase Notes there shall be any outstanding offers to purchase Notes that have been accepted by the Company but for which settlement has not occurred,
                                the Company, consistent with its obligations under the
                                Distribution Agreement, promptly will advise the Agents
                                whether such sales may be settled and whether copies of the
                                Prospectus as supplemented at the time of the suspension may be delivered in connection with the settlement of such
                                sales.  The Company will have the sole responsibility for
                                such decision and for any arrangements which may be made in the event that the Company determines that such sales may
                                not be settled or that copies of such Prospectus may not be so delivered

Authenticity of Signatures:     The Trustee will furnish the Agents from time to time with the specimen signatures of each of the Trustee's officers, employees or agents who have been authorized by the Trustee to authenticate Notes, but the Agents will have no
                                obligation or liability to the Company or the Trustee in
                                respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Note.

Advertising Cost:               The Company will determine with the Agents the amount of
                                advertising that may be appropriate in the solicitation of offers to purchase the Notes.  Advertising expenses will be paid by the Agents.


II.  Book-Entry Procedures

In connection with the qualification of Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations from the Company and the Trustee to DTC, dated as of October ___, 2001, and a Medium-Term Note
Certificate Agreement, dated as of October ___, 2001 between the Trustee and DTC
(the "Certificate Agreement"), and the Trustee's obligations as a participant in DTC including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                       All Fixed Rate Notes which have the same original issue
                                date, redemption or repayment provisions, Interest Payment
                                Dates, Regular Record Dates, interest rate, Specified
                                Currency and maturity date (collectively, the "Fixed Rate
                                Terms") will be represented

                                       ix


                                initially by a single Global Note in fully registered form without coupons.

                                All Floating Rate Notes which have the same original issue date, redemption or repayment provisions, Interest Payment
                                Dates, Regular Record Dates, Interest Rate Basis, Interest
                                Determination Dates, Interest Reset Dates, Calculation
                                Dates, Index Maturity, Spread or Spread Multiplier, if any,
                                Minimum Rate, if any, Maximum Rate, if any, Specified
                                Currency and maturity date (collectively, the "Floating
                                Rate Terms") will be represented initially be a single Global
                                Note in fully registered form without coupons.

Identification:                 The Company has received from the CUSIP Service Bureau of
                                Standard & Poor's Corporation (the "CUSIP Service Bureau") a
                                series of approximately ____ CUSIP numbers for future
                                assignment to Global Notes, and the Company has delivered to the Trustee and DTC such list of such CUSIP numbers.  The
                                Trustee will assign CUSIP numbers to Global Notes as
                                described below.  DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that have been assigned to
                                Global Notes.  The Trustee will notify the Company at any
                                time when fewer than 10 of the reserved CUSIP numbers remain unassigned to Global Notes, and, if it deems necessary, the
                                Company will reserve additional CUSIP numbers for assignment to Global Notes.  Upon obtaining such additional CUSIP
                                numbers, the Company will deliver a list of such additional numbers to the Trustee and DTC.

Registration:                   Each Global Note will be registered in the name of Cede &
                                Co., as nominee for DTC, on the Security Register maintained under the Indenture.  The beneficial owner of a Book-Entry
                                Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (the
                                "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and
                                DTC will record in book-entry form, in accordance with
                                instructions provided by such Participants, a credit balance with respect to such Book-Entry Note in the account of such
                                Participants.  The ownership interest of such beneficial
                                owner in such Book-Entry Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                      Transfers of a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in
                                certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Book-Entry
                                Note.

Exchanges:                      The Trustee, at the Company's request, may deliver to DTC
                                and the CUSIP Service Bureau at any time a written notice of consolidation specifying (a) the CUSIP numbers of two or
                                more outstanding Global Notes having the same Fixed Rate
                                Terms or Floating Rate Terms, as the case may be (except
                                that original issue dates need not be the same), and for
                                which interest has been paid to the same date; (b) a date, occurring at least 30 days after such written notice is

                                       x


                                delivered and at least 30 days before the next Interest
                                Payment Date for the related Book-Entry Notes, on which such
                                Global Notes shall be exchanged for a single replacement
                                Global Note; and (c) a new CUSIP number to be assigned to
                                such replacement Global Note.  Upon receipt of such a
                                notice, DTC will send to its participants (including the
                                Trustee) a written reorganization notice to the effect that such exchange will occur on such date.

                                Prior to the specified exchange date, the Trustee will
                                deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and
                                stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid.

                                On the specified exchange date, the Trustee will exchange
                                such Global Notes for a single Global Note bearing the new
                                CUSIP number.  The CUSIP numbers of the exchanged Global Notes will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned.

                                Notwithstanding the foregoing, if the Global Notes to be
                                exchanged exceed $400,000,000 in aggregate principal amount, one replacement Global Note will be authenticated and issued to represent each $400,000,000 of principal amount of the
                                exchanged Global Notes and an additional Global Note will be authenticated and issued to represent any remaining principal amount of such Global Notes, subject to the minimum denomination restrictions described in General Procedures - Denominations (see
                                "Denominations" below).

Denominations:                  Global Notes representing Book-Entry Notes will be denominated in principal amounts not in excess of $400,000,000.  If one or more Book-Entry Notes having an aggregate principal amount in excess of $400,000,000 would, but for the preceding sentence, be represented by a single Global Note, then one Global Note will be issued to represent each $400,000,000 principal amount of such
                                Book-Entry Note or Book-Entry Notes and an additional Global Note will be issued to represent any remaining principal amount of such
                                Book-Entry Note or Book-Entry Notes, subject to the minimum denomination  restrictions described in General Procedures -
                                Denominations.  In such a case, each of the Global Notes
                                representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Interest:                       DTC will arrange for each pending deposit message described under Settlement Procedure B below to be transmitted to
                                Standard & Poor's Corporation, which will use the message to include certain terms of the related Global Note in the
                                appropriate daily bond report published by Standard & Poor's
                                Corporation.

Payments of Principal:
Premium, if any, and Interest   Promptly after each Regular Record Date (or as soon
Payments of Interest Only:      thereafter as such information is determined), the Trustee will deliver to the

                                       xi


                                Company and DTC a written notice specifying by CUSIP
                                number the amount of interest to be paid on each
                                Global Note on the following Interest Payment Date
                                (other than an Interest Payment Date coinciding with the
                                Maturity) and the total of such amounts.  DTC will confirm the amount payable on each Global Note on such Interest
                                Payment Date by reference to the daily bond reports
                                published by Standard & Poor's Corporation.  On such
                                Interest Payment Date, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, such total amount of interest due (other than at Maturity), at the times and in the manner set forth below under "Manner of Payment."

Payments at Maturity:           On or about the first Business Day of each month (or as soon thereafter as such information is determined), the Trustee will deliver to the Company and DTC a written list of
                                principal, premium, if any, and interest to be paid on each
                                Global Note maturing or subject to redemption or repayment in the following month.  The Trustee, the Company and DTC
                                will confirm the amounts of such principal, premium (if any)
                                and interest payments with respect to each such Global Note on or about the fifth Business Day preceding the maturity
                                date of such Global Note.  At such maturity date, the
                                Company will pay to the Trustee, and the Trustee in turn
                                will pay to DTC, the principal of and premium, if any, on
                                such Global Note, together with interest due at such
                                maturity date, at the times and in the manner set forth
                                below under "Manner of Payment."  Promptly after payment to
                                DTC of the principal, premium, if any, and interest due at maturity of all Book-Entry Notes represented by a particular
                                Global Note, the Trustee will cancel such Global Note, make appropriate entries in its records and dispose of such
                                Global Note as provided in the Indenture.

Manner of Payment:              The total amount of any principal, premium and interest due on Global Notes on any Interest Payment Date or at maturity shall be paid by the Company to the Trustee in funds
                                immediately available for use by the Trustee as of noon, New
                                York City time, on such date.  The Company will make such
                                payment on such Global Notes by wire transfer to the Trustee or by instructing the Trustee to withdraw funds from an
                                account maintained by the Company at the Trustee.  The
                                Company will confirm any such instructions in writing to the
                                Trustee.  For maturity, redemption and other principal
                                payments, prior to 1:00 p.m., New York City time, on each
                                such date or as soon as possible thereafter following
                                receipt of such funds from the Company, the Trustee will pay by separate wire transfer (using Fedwire message entry
                                instructions in a form previously specified by DTC) to an
                                account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by
                                DTC, each payment of interest, principal and premium, if
                                any, due on Global Notes on such date; and for interest
                                payments, the Trustee will pay DTC in same day funds on the
                                Interest Payment Date in accordance with existing
                                arrangements between the Trustee and DTC.  Thereafter on
                                each such date, DTC will pay, in accordance with its SDFS
                                operating procedures then in effect, such amounts in funds available for immediate use to the respective

                                       xii


                                Participants with payments in amounts proportionate to
                                their respective holdings in principal amount of beneficial interest in such Global Note as are recorded in the book-entry system maintained by DTC.  Once payment has been made to DTC, neither the Company nor the Trustee shall have any
                                responsibility or liability for the payment by DTC of the
                                principal of, or premium, if any, or interest on, the
                                Book-Entry Notes to such Participants.

Withholding Taxes:              The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect
                                participant in DTC or other Person responsible for
                                forwarding payments and materials directly to the beneficial owner of such Book-Entry Note, or as applicable law may
                                otherwise require.


                            SETTLEMENT PROCEDURES

Settlement Procedures with regard to each Book-Entry Note sold by each Agent will be as follows:

A. Upon receiving the Sale Information, the Company will, as soon as practicable, advise the Trustee by facsimile transmission of the Sale
Information and the name of such Agent.

B. The Trustee will assign a CUSIP number to the Global Note representing such Book-Entry Note and will communicate to DTC and the Agent through DTC's
Participant Terminal System, a pending deposit message specifying such of the following Settlement information as applicable:

                                1.   The following information:

                                        (a)  Principal amount of the purchase.
                                        (b)  In the case of a Fixed Rate Note, the interest
                                        rate, or, in the case of a Floating Rate Note, the
                                        initial interest rate, the Interest Reset Dates, the
                                        Interest Payment Dates, the Interest Rate Basis,
                                        Index Maturity, Spread or Spread Multiplier, if any,
                                        and the Minimum Rate and Maximum Rate, if any.
                                        (c)  Settlement date.
                                        (d)  Maturity date.
                                        (e)  Price.
                                        (f)  DTC Participant Number of the institution
                                        through which the customer will hold the beneficial
                                        interest in the Global Note.

                                2.   The numbers of the participant accounts maintained by
                                DTC on behalf of the Trustee and the Agent.

                                3.   Identification as a Fixed Rate Note or a Floating Rate
                                Note.

                                4.   The initial Interest Payment Date for such Note, number
                                of days by which such date succeeds the related DTC record date (which term means the Regular Record Date, or in the
                                case of Floating Rate Notes which reset weekly, the date
                                five calendar days immediately preceding the applicable
                                Interest Payment Date) and, for Fixed Rate Notes, the amount of interest payable on such Interest Payment Date

                                       xiii


                                per $1,000 principal amount of Note.

                                5.   The frequency of interest payments.

                                6.   The frequency of interest rate resets.

                                7.   The CUSIP number of the Global Note representing such
                                Book-Entry Notes.

                                8.   Whether such Global Note represents any other
                                Book-Entry Notes issued or to be issued.

                                The Trustee will also orally notify the Agent of the CUSIP number assigned to the Global Note.


C. The Trustee will prepare a Global Note representing such Book-Entry Note in a form that has been approved by the Company.

D. The Trustee will authenticate the Global Note representing such Book-Entry Note and maintain possession of such Global Note.

E. DTC will credit such Book-Entry Note to the participant account of the Trustee maintained by DTC.

F. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Book-Entry Note to the Trustee's participant account and credit such Book-Entry Note to the participant account of the Agent maintained by DTC and (ii) debit the settlement account of the Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price of such Book-Entry Note less the Agent's commission. The entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that
(a) the Global Note representing such Book-Entry Note has been issued and authenticated and (b) the Trustee is holding such Global Note pursuant to the Certificate Agreement.

G. The Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Book-Entry Note to the Agent's participant account and credit such Book-Entry Note to the participant accounts of the Participants to whom such Book-Entry Note is to be credited maintained by DTC and (ii) debit the settlement accounts of such Participants and credit the settlement account of the Agent maintained by DTC, in an amount equal to the initial public offering price of the Book-Entry Note so credited to their accounts.

H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures F and G will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

I. The Trustee will credit to an account of the Company maintained at funds available for immediate use in an amount equal to the amount credited to the Trustee's DTC settlement account in accordance with Settlement Procedure F.

J. The Agent will confirm the purchase of each Book-Entry Note to the purchaser thereof either by transmitting to the Participant to whose account such Note has been credited a confirmation order through DTC's Participant Terminal System or by mailing a written confirmation to such purchaser. In all cases the Prospectus as most recently amended or supplemented (including the applicable Pricing Supplement) must accompany or precede such confirmation.


  Timetable:                     For offers accepted by the Company, Settlement Procedures A through J shall occur no later than the respective times (New
                                 York City time) listed below:
  Settlement Procedure                                        Time

                A                11:00 a.m. on the Business Day following the date of
                                 acceptance.
                B                2:00 p.m. on the Business Day following the date of
                                 acceptance.
                C                5:00 p.m. on the Business Day before the Settlement Date.
                D                9:00 a.m. on the Settlement Date.
                E                10:00 a.m. on the Settlement Date.
                F                2:00 p.m. on the Settlement Date.
                G                4:45 p.m. on the Settlement Date.
                H                5:00 p.m. on the Settlement Date.

Settlement Procedure H is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

If Settlement of a Book-Entry Note is rescheduled or cancelled, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.

Failures:                      If the Trustee has not entered an SDFS deliver order with
                               respect to a Book-Entry Note pursuant to Settlement Procedure
                               F (which may be evidenced by facsimile transmission), the
                               Trustee, at the Company's direction, shall deliver to DTC, through DTC's Participant Terminal System, as soon as
                               practicable, but no later than 2:00 p.m. on any business day, a withdrawal message instructing DTC to debit such Book-Entry
                               Note to the participant account of the Trustee maintained at
                               DTC.  DTC will process the withdrawal message, provided that such participant account contains a principal amount of the
                               Global Note representing such Book-Entry Note that is at
                               least equal to the principal amount of such Book-Entry Note to be debited.  If withdrawal messages are processed with
                               respect to all the Book-Entry Notes issued or to be issued represented by a Global Note, the Trustee will void such
                               Global Note, make appropriate entries in its records and,
                               unless otherwise directed by the Company, destroy the
                               Certificate.  The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned.  If withdrawal
                               messages are processed with respect to a portion of the
                               Book-Entry Notes represented by a Global Note, the Trustee will exchange such Global Note for two Global Notes, one of which shall represent such Book-Entry Notes (which shall be cancelled immediately after issuance), and the other of which shall represent the remaining Book-Entry Notes previously
                               represented by the surrendered Global Note and shall bear the
                               CUSIP number of the surrendered Global Note.  If the purchase price for any Book-Entry Note is not timely paid to the
                               Participants with respect to such Note by the beneficial
                               purchaser (other than a Purchasing Agent) thereof (or a
                               person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the related Agent may enter SDFS deliver orders through DTC's
                               Participant Terminal System debiting such

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                               Note free to such Agent's Participant Account and crediting such Note free to the Participant Account of the Trustee and shall notify the Trustee and the Company thereof.  Thereafter, the Trustee, (i) will immediately notify the Company, once the
                               Trustee has confirmed that such Note has been credited to its
                               Participant Account, and the Company shall transfer by Fedwire
                               (immediately available funds) to such Agent an amount equal to the price of such Note which was previously sent by wire transfer to the account of the Company maintained at [The
                               Chase Manhattan Bank] in accordance with settlement procedure
                               I, and (ii) the Trustee will deliver the withdrawal message and take the related actions described in the preceding
                               sentences of this paragraph.  Such debits and credits will be made on the Settlement Date, if possible, and in any event not later than 5:00 p.m. on the following Business Day.  If such failure shall have occurred for any reason other than default by the Agent in the performance of its obligations hereunder or under the Distribution Agreement, the Company will reimburse the Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.  In addition, if such failure shall have occurred by reason of a default by the Company in the performance of its obligations under the Distribution
                               Agreement, the Company will pay the Selling Agent any commission to which it would have been entitled in connection with such
                               sale.

                               Notwithstanding the foregoing, upon any failure to settle
                               with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in
                               effect.  In the event of a failure to settle with respect to a Book-Entry Note that was to have been represented by a
                               Global Note also representing other Book-Entry Notes, the
                               Trustee will provide, in accordance with Settlement
                               Procedures C and D, for the authentication and issuance of a
                               Global Note representing such other Book-Entry Notes and will make appropriate entries in its records.

Trustee Not to Risk Funds:     Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment to the
                               Company, or the Agents or DTC, it being understood by all
                               parties that payments made by the Trustee to either the
                               Company, DTC or the Agents shall be made only to the extent that funds are provided to the Trustee for such purpose.



Settlement Procedures with regard to each Certificated Note sold by each Agent will be as follows:

Payment at Maturity:           As specified in the Indenture and the Form of Note.

Settlement:                    Prior to 3:00 p.m., New York City time, on the Business Day prior to the Settlement Date, the Company will instruct the
                               Trustee or its agent by facsimile transmission or other
                               acceptable written means to authenticate and deliver the
                               Certificated Notes no later than 2:15 p.m., New York City
                               time, on the Settlement Date.

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                               If the Settlement Date is the same day as the date of
                               acceptance, then prior to 11:00 a.m., New York City time, on the Settlement Date the Company will instruct the Trustee or its agent by facsimile transmission or other acceptable
                               written means to authenticate and deliver the Certificated
                               Notes no later than 2:15 p.m., New York time, on the
                               Settlement Date. Certificated Notes denominated in a currency or currency unit other than U.S. dollars shall have a
                               Settlement Date not less than two Business Days after the
                               acceptance of the offer by the Company.

Delivery of Notes and Cash     Upon receipt of appropriate documentation and instructions,
Payment:                       the Company will cause the Trustee to prepare and
                               authenticate each Note and appropriate receipts.

                               Each Certificated Note shall be authenticated and dated on the Settlement Date therefor.  The Trustee will deliver each authenticated Certificated Note to the Selling Agent for the benefit of the purchaser in accordance with written
                               instructions (or oral instructions confirmed in writing
                               (which may be given by telex or telecopy) on the next
                               business day) from the Company.

Delivery by the Trustee of     Upon verification by the Selling Agent that a Certificated
each Certificated Note will    Note has been prepared and properly authenticated and
be made against a receipt      delivered by the Trustee and registered in the name of the
therefor:                      purchaser in the proper principal amount and other terms in accordance with the Sale Information, payment will be made to the Company's account at  [The Chase Manhattan Bank], on behalf of the Company by the Selling Agent on behalf of the purchaser the same day as the Selling Agent's receipt of such Certificated
                               Note in immediately available funds.

                               If either (i) the Certificated Note is denominated in U.S.
                               dollars or (ii) the Certificated Note is denominated in a
                               currency or currency unit other than U.S. dollars and, at or prior to the Settlement Date, the Company and the Selling
                               Agent have entered into, or the Selling Agent has arranged for the Company to enter into, a contract with respect to the sale of the Specified Currency, the amount payable by the
                               Selling Agent pursuant to the preceding sentence shall be the issue price of the Certificated Note (or the U.S. dollar
                               equivalent pursuant to such contract) less the Selling
                               Agent's commission determined in accordance with Section 3(a)
                               of the Distribution Agreement.  In all other cases, the
                               Selling Agent's commission shall not be discounted from the gross proceeds but shall be paid separately by the Company in
                               U.S. dollars in immediately available funds on the Settlement
                               Date.  The payment by the Selling Agent shall be made only upon prior receipt by such Agent of immediately available
                               funds from or on behalf of the purchaser in the Specified
                               Currency unless such Agent decides, at its option, to advance its own funds for such payment against subsequent receipt of funds from the purchaser.

                               Upon delivery of a Certificated Note to the Selling Agent and the verification provided in the preceding paragraph, the
                               Selling Agent shall promptly deliver such Certificated Note to the purchaser or its agent.

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

Failures:                      In the event that a purchaser (other than a Purchasing Agent)
                               shall fail to accept delivery of and make payment for any
                               Certificated Note, the Selling Agent will forthwith notify the Trustee and the Company's Executive Vice President and
                               Chief Financial Officer by telephone or by facsimile
                               transmission.  If the Certificated Note has been delivered to the Selling Agent on behalf of the purchaser, the Selling
                               Agent will immediately return the Certificated Note to the
                               Trustee.  If funds have been advanced by the Selling Agent for the purchase of such Note, the Trustee will, upon
                               instruction by the Company and upon receipt of the
                               Certificated Note, debit the account of the Company in an
                               amount equal to the amount previously credited thereto in
                               respect of the Note and will either credit the account of or return such funds to the Selling Agent.  Such debits and
                               credits or returns will be made on the Settlement Date if
                               possible and, in any event, not later than the business day following the Settlement Date.  If such failure shall  have occurred for any reason other than default by the Selling
                               Agent in the performance of its obligations under the
                               Distribution Agreement, the Company will reimburse the
                               Selling Agent on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company.  In addition, if such failure shall have occurred by reason of a default by the Company in the performance of its obligations under the Distribution
                               Agreement, the Company will pay the Selling Agent any
                               commission to which it would have been entitled in connection with such sale.

                               Immediately upon receipt of the certificate representing the
                               Note in respect of which the failure occurred, the Trustee will void such Certificated Note, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the certificate.


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                                    ANNEX III

     Pursuant to Section 8(d) of the Distribution Agreement, the Company's independent certified public accountants shall furnish letters to the effect that:

                (i) They are independent certified public accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Securities Act and the applicable published rules and regulations of the Commission thereunder and the answer to Item 10 of the Registration Statement is correct insofar as it relates to them;

                (ii) In their opinion, the financial statements and schedules and the additional financial information examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act or the Exchange Act, as applicable, and the published rules and regulations thereunder;

                (iii) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, including a reading of the unaudited financial statements and schedules and other information referred to below, a reading of the latest available interim financial statements of the Company and certain of its subsidiaries, inspection of the minute books of the Company and certain of its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

             (A) the unaudited consolidated statements of income, consolidated statements of financial position and consolidated statements of changes in financial position of the Company and its consolidated subsidiaries included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder; or

             (B) as of a specified date not more than five business days prior to the date of delivery of such letter, there have been any changes in the capital stock accounts, long-term debt, short- term debt, or any decreases in net assets or other items specified by the Agents, in each case as compared with amounts shown or included in the latest statement of financial position of the Company included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                (iv) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by the Agents which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Agents or in documents incorporated by reference in the Prospectus specified by the Agents, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

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

          All references in this Annex III to the Prospectus shall be deemed to refer to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as of the Commencement Date referred to in Section 6(c) thereof and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as of the date of the amendment, supplement, incorporation or the Time of Delivery relating to the Terms Agreement or other agreement by an Agent to purchase Notes as principal requiring the delivery of such letter under
Section 8(d) thereof.

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